Business combination	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business combination

Note 4 — Business combination

Acquisition of Younike

On December 23, 2022, Shenzhen Viwotong entered into Acquisition Framework Agreement to acquire 100% equity interests of Beijing Younike Information Technology Co., Ltd. (“Younike”), a provider of advertising services. The aggregate purchase price is RMB 0 and the transaction consummated on January 1, 2023.

The Company’s acquisition of Younike was accounted for as business combination in accordance with ASC 805. The Company then allocated the fair value of consideration of Younike based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the Business Combination standard issued by the FASB with the valuation methodologies using level 3 inputs, except for other current assets and current liabilities were valued using the cost approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed and intangible assets identified as of the acquisition. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expense.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date, which represents the net purchase price allocation on the date of the acquisition of Younike and translated the fair value from USD to RMB using the exchange rate on January 1, 2023 at the rate of USD 1.00 to RMB 6.9646.

	Fair value	Fair value
	RMB	USD
Cash	21,936	3,149
Other current assets	4,821,002	692,215
Current liabilities	(4,842,938)	(695,364)
Total consideration	-	-